Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

(Pursuant to Rule 13a -14(a) of the

Securities and Exchange Act of 1934, as amended,

As Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002)

I, Tyler W. Painter, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Solazyme, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 27, 2012

/s/ TYLER W. PAINTER
Tyler W. Painter Chief Financial Officer (Principal Financial Officer)